                        GT GLOBAL GROWTH & INCOME FUND:
                                 ADVISOR CLASS
                          PROSPECTUS -- MARCH 1, 1998
--------------------------------------------------------------------------------

GT GLOBAL GROWTH & INCOME FUND ("FUND") seeks long-term capital appreciation together with current income. The Fund invests in a global portfolio of both equity and debt securities, in such relative proportions as deemed most appropriate by the Fund's investment manager, Chancellor LGT Asset Management, Inc. (the "Manager"), in view of then-current economic and market conditions. There can be no assurance that the Fund will achieve its investment objective.

The Manager and its worldwide affiliates are part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors.

Shares offered by this Prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees.

This Prospectus sets forth concisely information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated March 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and, as supplemented or amended from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge by writing to the Fund at 50 California Street, 27th Floor, San Francisco, CA 94111, or by calling (800) 824-1580. It is also available, along with other related materials, on the SEC's Internet web site (http://www.sec.gov).

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

An investment in the Fund offers the following advantages:
/ / Professional Management by a Leading Manager with Offices in the World's
    Major Markets

/ / Automatic Dividend and Other Distribution Reinvestment

/ / Exchange Privileges with the Advisor Class of the Other GT Global Mutual
    Funds

FOR FURTHER INFORMATION, CALL

(800) 824-1580 OR CONTACT YOUR FINANCIAL ADVISER.

                                     [LOGO]

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
   PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.      ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                         GT GLOBAL GROWTH & INCOME FUND

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................          6
Investment Objective and Policies.........................................................          8
How to Invest.............................................................................         12
How to Make Exchanges.....................................................................         14
How to Redeem Shares......................................................................         15
Shareholder Account Manual................................................................         17
Calculation of Net Asset Value............................................................         18
Dividends, Other Distributions and Federal Income Taxation................................         18
Management................................................................................         20
Other Information.........................................................................         22

                               Prospectus Page 2

                         GT GLOBAL GROWTH & INCOME FUND

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in the summary are to headings in the body of this Prospectus.


The Fund:                                         The Fund is a non-diversified series of G.T. Investment Funds, Inc.

Investment Objective:          The Fund seeks long-term capital appreciation together with current income.

Principal Investments:         The Fund invests primarily in blue-chip equity securities and high quality government bonds of issuers located in the United States and throughout the world.

Principal Risk Factors:        There is no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio holdings. The value of debt securities held by the Fund generally fluctuates inversely with interest rate movements. Certain investment grade debt securities may possess speculative qualities.

                               The Fund may invest in foreign securities. Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Individual foreign economies also may differ favorably or unfavorably from the U.S.
                               economy. Changes in foreign currency exchange rates will affect the Fund's net asset value, earnings and gains and losses realized on sales of securities. Securities of foreign companies may be less liquid and their prices more volatile than those of
                               securities of comparable U.S. companies.

                               The Fund may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments. Such transactions involve certain risks and transaction costs.

                               See "Investment Objective and Policies."

Investment Manager:            The Manager is part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors, entrusted with
                               approximately $79 billion in total assets as of December 31, 1997.
                               The Manager and its worldwide asset management affiliates maintain investment offices in Frankfurt, Hong Kong, London, New York, San
                               Francisco, Singapore, Sydney, Tokyo and Toronto. See "Management."


                               Prospectus Page 3

                         GT GLOBAL GROWTH & INCOME FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               Advisor Class shares are offered through this Prospectus to (a)
Advisor Class Shares:          trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees; (b) any account with assets of at least
                               $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least 0.50% on the assets in the account; (c) any account with assets of a least $10,000 if (i) such account is established under a "wrap fee" program, and (ii) the account holder pays the sponsor of such program an annual fee of at least
                               0.50% on the assets in the account; (d) accounts advised by one of the companies composing or affiliated with the Liechtenstein
                               Global Trust; and (e) any of the companies composing or affiliated with the Liechtenstein Global Trust.

Shares Available Through:      Advisor Class shares of the Fund are available through Financial
                               Advisers (as defined herein) that have entered into agreements with the Fund's distributor, GT Global, Inc. ("GT Global") or certain of its affiliates. See "How to Invest" and "Shareholder
                               Account Manual."

Exchange Privileges:           Advisor Class shares may only be exchanged for Advisor Class shares of other GT Global Mutual Funds, which are open-end management investment companies advised and/or administered by the
                               Manager. See "How to Make Exchanges" and "Shareholder Account
                               Manual."

Redemptions:                   Shares may be redeemed through the Fund's transfer agent, GT
                               Global Investor Services, Inc. ("Transfer Agent"). See "How to
                               Redeem Shares" and "Shareholder Account Manual."

Dividends and Other            Dividends are paid quarterly from net investment income; other
  Distributions:               distributions are paid annually from net short-term capital gain, net capital gain and net gains from foreign currency transactions, if any.

Reinvestment:                  Dividends and other distributions may be reinvested automatically in Advisor Class shares of the Fund or in Advisor Class shares of other GT Global Mutual Funds.


                               Prospectus Page 4

                         GT GLOBAL GROWTH & INCOME FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transactions costs associated with investing in the Advisor Class shares of the Fund are reflected in the following tables (1):


                                                                                                            ADVISOR CLASS
                                                                                                           ---------------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases of shares (as a % of offering price).................................          None
  Sales charges on reinvested distributions to shareholders..............................................          None
  Maximum deferred sales charge (as a % of net asset value at time of purchase or sale, whichever is
    less)................................................................................................          None
  Redemption charges.....................................................................................          None
  Exchange Fees:
    -- On first four exchanges each year.................................................................          None
    -- On each additional exchange.......................................................................     $    7.50
ANNUAL FUND OPERATING EXPENSES (2):
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees..........................................................         0.97%
  12b-1 distribution and service fees....................................................................          None
  Other expenses.........................................................................................         0.32%
                                                                                                                -------
Total Fund Operating Expenses............................................................................         1.29%
                                                                                                                -------
                                                                                                                -------


HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:


                                                                                           ONE    THREE   FIVE     TEN
                                                                                           YEAR   YEARS   YEARS   YEARS
                                                                                           ----   -----   -----   -----
Advisor Class Shares.....................................................................  $13     $41    $ 71    $156


--------------
(1) THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUND. THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Fund's projected or actual performance.


(2) Expenses are based on the Fund's fiscal year ended October 31, 1997. "Other expenses" include custody, transfer agent, legal, audit and other operating expenses. See "Management" herein and the Statement of Additional Information for more information. Investors purchasing Advisor Class shares through financial planners, trust companies, bank trust departments or registered investment advisers, or under a "wrap fee" program, will be subject to additional fees charged by such entities or by the sponsors of such programs. Where any account advised by one of the companies composing or affiliated with Liechtenstein Global Trust invests in Advisor Class shares of the Fund, such account shall not be subject to duplicative advisory fees.


                               Prospectus Page 5

                         GT GLOBAL GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The tables below provide condensed financial information concerning income and capital changes for one Class A and Advisor Class share of the Fund. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional


Information. The financial statements and notes for the fiscal year ended October 31, 1997 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon also is included in the Statement of Additional Information.


                                                              CLASS A+
                                --------------------------------------------------------------------
                                                        YEAR ENDED OCT. 31,
                                --------------------------------------------------------------------
                                 1997(A)      1996        1995        1994       1993(A)      1992
                                ---------   ---------   ---------   ---------   ---------   --------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................  $    7.11   $    6.35   $    6.21   $    6.29   $    5.28   $   5.25
                                ---------   ---------   ---------   ---------   ---------   --------
Income from investment
 operations:
  Net investment income.......       0.21        0.22        0.24        0.22        0.24*      0.21*
  Net realized and unrealized
   gain (loss) on
   investments................       1.12        0.82        0.13      (0.03)        1.05       0.10
                                ---------   ---------   ---------   ---------   ---------   --------
    Net increase (decrease)
     from investment
     operations...............       1.33        1.04        0.37        0.19        1.29       0.31
                                ---------   ---------   ---------   ---------   ---------   --------
Distributions:
  From net investment
   income.....................     (0.21)      (0.24)      (0.22)      (0.21)      (0.24)     (0.14)
  From net realized gain on
   investments................     (0.02)      (0.04)      (0.01)      (0.06)          --     (0.14)
  From sources other than net
   investment income..........         --          --          --          --      (0.04)         --
                                ---------   ---------   ---------   ---------   ---------   --------
    Total distributions.......     (0.23)      (0.28)      (0.23)      (0.27)      (0.28)     (0.28)
                                ---------   ---------   ---------   ---------   ---------   --------
Net asset value, end of
 period.......................  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29   $   5.28
                                ---------   ---------   ---------   ---------   ---------   --------
                                ---------   ---------   ---------   ---------   ---------   --------
Total investment return (e)...     19.01%      16.80%       6.27%       3.14%       25.1%       5.9%
                                ---------   ---------   ---------   ---------   ---------   --------
                                ---------   ---------   ---------   ---------   ---------   --------
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $ 292,528   $ 286,203   $ 284,069   $ 317,847   $ 251,428   $ 27,754
Ratio of net investment income
 to average net assets........      2.74%       3.17%       3.85%       3.30%        3.3%*      4.1%*
Ratio of expenses to average
 net assets:
  With expense reductions.....      1.50%       1.59%       1.70%       1.67%        1.8%*      1.9%*
  Without expense
   reductions.................      1.64%       1.66%       1.74%         N/A         N/A        N/A
Portfolio turnover rate +++...        50%         39%         83%        117%         24%        53%
Average commission rate per
 share paid on portfolio
 transactions +++.............  $  0.0151   $  0.0139         N/A         N/A         N/A        N/A

------------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

+++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Manager of Fund operating expenses of $0.005, $0.02, $0.03 and $0.01 for the years ended October 31, 1993, 1992, 1991 and for the period from September 25, 1990 to October 31, 1990, respectively. Without such reimbursements, the expense ratios would have been 1.93%, 2.20%, 2.46% and 2.40% and the net investment income to average net assets would have been 3.20%, 3.70%, 4.40% and 1.04% for the years ended October 31, 1993, 1992, 1991 and for the period from September 25, 1990 to October 31, 1990, respectively.

**   Commencing June 1, 1995, the Fund began offering Advisor Class shares.

(a) These selected per share data were calculated based upon average shares outstanding during the year.

(b)  Not annualized.

(c)  Annualized.

(e)  Total investment return does not include sales charges.

N/A  Not Applicable.


                               Prospectus Page 6

                         GT GLOBAL GROWTH & INCOME FUND


                                        CLASS A+                     ADVISOR CLASS**
                                ------------------------   ------------------------------------
                                             SEPT. 25,
                                               1990
                                           (COMMENCEMENT                              JUNE 1,
                                  YEAR          OF               YEAR ENDED            1995
                                 ENDED      OPERATIONS)           OCT. 31,              TO
                                OCT. 31,        TO         ----------------------    OCT. 31,
                                  1991     OCT. 31, 1990   1997(A)       1996          1995
                                --------   -------------   --------   -----------   -----------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................  $  4.77       $ 4.76       $   7.10     $    6.35     $    6.24
                                --------   -------------   --------   -----------   -----------
Income from investment
 operations:
  Net investment income.......     0.27*        0.01*          0.23          0.23          0.11
  Net realized and unrealized
   gain (loss) on
   investments................     0.47           --           1.13          0.82          0.13
                                --------   -------------   --------   -----------   -----------
    Net increase (decrease)
     from investment
     operations...............     0.74         0.01           1.36          1.05          0.24
                                --------   -------------   --------   -----------   -----------
Distributions:
  From net investment
   income.....................   (0.26)           --         (0.24)        (0.26)        (0.13)
  From net realized gain on
   investments................       --           --         (0.02)        (0.04)            --
  From sources other than net
   investment income..........       --           --             --            --            --
                                --------   -------------   --------   -----------   -----------
    Total distributions.......   (0.26)           --         (0.26)        (0.30)        (0.13)
                                --------   -------------   --------   -----------   -----------
Net asset value, end of
 period.......................  $  5.25       $ 4.77       $   8.20     $    7.10     $    6.35
                                --------   -------------   --------   -----------   -----------
                                --------   -------------   --------   -----------   -----------
Total investment return (e)...   15.68%         0.2%(b)      19.23%        17.19%         3.83%(b)
                                --------   -------------   --------   -----------   -----------
                                --------   -------------   --------   -----------   -----------
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $71,376       $9,486       $  3,057     $   3,085           944
Ratio of net investment income
 to average net assets........     5.0%*        2.9%*(c)      3.09%         3.52%         4.20%(c)
Ratio of expenses to average
 net assets:
  With expense reductions.....     1.9%*        0.6%*(c)      1.15%         1.24%         1.35%(c)
  Without expense reductions
   and reimbursements.........      N/A          N/A          1.29%         1.31%         1.39%(c)
Portfolio turnover rate +++...      46%         None            50%           39%           83%
Average commission rate per
 share paid on portfolio
 transactions +++.............      N/A          N/A       $ 0.0151     $  0.0139           N/A

------------------
+++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
* Includes reimbursement by the Manager of Fund operating expenses of $0.005, $0.02, $0.03 and $0.01 for the years ended October 31, 1993, 1992, 1991 and for the period from September 25, 1990 to October 31, 1990, respectively. Without such reimbursements, the expense ratios would have been 1.93%, 2.20%, 2.46% and 2.40% and the net investment income to average net assets would have been 3.20%, 3.70%, 4.40% and 1.04% for the years ended October 31, 1993, 1992, 1991 and for the period from September 25, 1990 to October 31, 1990, respectively.
**   Commencing June 1, 1995, the Fund began offering Advisor Class shares.
(a) These selected per share data were calculated based upon average shares outstanding during the year.
(b)  Not annualized.
(c)  Annualized.
(e)  Total investment return does not include sales charges.
N/A  Not Applicable.


                            ------------------------


                                                                                 AVERAGE MONTHLY
                                                                                    NUMBER OF
                                                              AVERAGE MONTHLY      REGISTRANT'S
                                                              AMOUNT OF DEBT          SHARES         AVERAGE AMOUNT
                                           AMOUNT OF DEBT       OUTSTANDING        OUTSTANDING         OF DEBT PER
                                           OUTSTANDING AT       DURING THE          DURING THE        SHARE DURING
YEAR ENDED                                  END OF PERIOD         PERIOD              PERIOD           THE PERIOD
----------------------------------------  -----------------  -----------------  ------------------  -----------------
October 31, 1997........................         --              $  77,178           92,456,411         $  0.0008


                               Prospectus Page 7

                         GT GLOBAL GROWTH & INCOME FUND

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

--------------------------------------------------------------------------------

The Fund's investment objective is long-term capital appreciation together with current income. The Fund seeks its objective by investing in a global portfolio of both equity and debt securities, allocated among diverse international markets. There is no assurance that the Fund's investment objective will be achieved.

At least 65% of the Fund's total assets normally will be invested in a combination of blue-chip equity securities and high quality government bonds. The Fund considers an equity security to be "blue chip" if: (i) during the issuer's most recent fiscal year the security offered an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; AND (ii) the total equity market capitalization of the issuer is at least $1 billion. Government bonds are deemed to be high quality if at the time of the Fund's investment they are rated within one of the two highest ratings categories of Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, are deemed to be of equivalent quality in the judgment of the Manager.

Up to 35% of the Fund's total assets may be invested in other equity securities and investment grade government and corporate debt obligations which the Manager believes will assist the Fund in achieving its objective. "Investment grade" debt securities are those rated within one of the four highest ratings categories of Moody's or S&P, or, if not rated, deemed to be of equivalent quality in the judgment of the Manager.

Equity securities that the Fund may purchase include common stocks, preferred stocks and warrants to acquire such stocks and other equity securities. Government bonds that the Fund may purchase include debt obligations issued or guaranteed by the United States or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities and debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank. The debt obligations held by the Fund may include debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. The Fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit).

According to the Manager, as of the date of this Prospectus, more than 50% of the total equity market capitalization worldwide is represented by non-U.S. equity securities, and more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time the equity and debt securities of issuers located outside the United States have substantially outperformed the equity and debt securities of U.S. issuers. Accordingly, the Manager believes that the Fund's policy of investing in a global portfolio of equity and debt securities may enable the achievement of long-term results superior to those produced by mutual funds with similar objectives to that of the Fund that invest solely in U.S. equity and debt securities.

SELECTION OF INVESTMENTS AND ASSET ALLOCATION. Consistent with the Fund's investment objective, the Manager employs a conservative investment style in managing the Fund's assets. In so doing the Manager attempts to limit volatility and risk to capital. The Manager allocates the Fund's assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objective are expected to be the most attractive. The Manager attempts to identify those countries and industries where economic and political factors are likely to produce above-average growth rates and to further identify companies in such countries and industries that are best positioned and managed to benefit from these factors.

The Fund currently contemplates that it will invest principally in securities of issuers in the United States, Canada, Japan, Western Europe, New Zealand and Australia. The Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Fund invests in issuers of not less than three different countries and issuers of any one country,

                               Prospectus Page 8

                         GT GLOBAL GROWTH & INCOME FUND
other than the United States, will represent no more than 40% of the Fund's total assets.

The relative proportions of equity and debt securities held by the Fund at any one time will vary, depending upon the Manager's assessment of global political and economic conditions and the relative strengths and weaknesses of the world equity and debt markets. To enable the Fund to respond to general economic changes and market conditions around the world, the Fund is authorized to invest up to 100% of its total assets in either equity securities or debt securities.

In selecting equity securities for investment, the Manager attempts to identify and acquire only securities it deems to represent high or improving investment quality. Securities representing high investment quality generally will include those of well-known, established and successful issuers that the Manager believes will continue to be successful in the future. Securities representing improving investment quality may include those of an issuer that has improved its sales or earnings or of an issuer the balance sheet and financial condition of which is improving. The Manager seeks to avoid investing in equity securities that appear overly speculative or risky, even if they have attractive features or investment potential.

In evaluating debt securities considered for the Fund, the Manager analyzes their yield, maturity, issue classification and quality characteristics, coupled with expectations regarding local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. There are no limitations on the maximum or minimum maturities of the debt securities considered by the Fund or on the average weighted maturity of the debt portion of the Fund's portfolio. Should the rating of a debt security be revised while such security is owned by the Fund, the Manager will evaluate what action, if any, is appropriate with respect to such security.

The Manager generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Fund may seek to protect itself against negative currency movements by engaging in hedging techniques through the use of options, futures and forward currency contracts.

TEMPORARY DEFENSIVE STRATEGIES. In the interest of preserving shareholders' capital, the Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objective. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. The Fund may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemption of Fund shares. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. The Fund may borrow up to 33 1/3% of its total assets. However, the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price which includes an interest component. A "roll" borrowing transaction involves the Fund's sale of securities together with its commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker/dealers or to other institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, enhances the Fund's total return. The Fund limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is

                               Prospectus Page 9

                         GT GLOBAL GROWTH & INCOME FUND
made. While a loan is outstanding the borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least 100% of the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially.

FOREIGN INVESTING. Investing in foreign securities entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to the reporting requirements of the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

With respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic or economic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions. Investments in foreign government securities involve special risks, including the risk that the government issuers may be unable or unwilling to repay principal and interest when due.

The Fund will also be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. To attempt to increase return, the Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Manager, the size of the premium the Fund receives for writing the option is adequate to compensate the Fund against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. The Fund also is authorized to write put options to attempt to enhance return, although it does not have the current intention of so doing.

The Fund may also use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into such instruments up to the full value of its portfolio assets. See "Options, Futures and Currency Strategies" in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge the Fund's portfolio against movements in exchange rates.

In addition, the Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that the Manager intends to include in the Fund's portfolio. The Fund also may purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

                               Prospectus Page 10

                         GT GLOBAL GROWTH & INCOME FUND

Further, the Fund may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or a specific market sector decline that could adversely affect the Fund's portfolio. The Fund also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Similarly, the Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

Although the Fund is authorized to enter into options, futures and forward currency transactions, the Fund might not enter into any such transactions. Options, futures and foreign currency transactions involve certain risks, which include: (1) dependence on the Manager's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that the skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) the lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

OTHER POLICIES AND RISKS. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure, and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by the Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities. In addition, the value of debt securities held by the Fund generally will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and movements in interest rates. Investment grade debt securities rated Baa by Moody's are described by Moody's as having speculative characteristics, and therefore may be affected by economic conditions and changes in the circumstances of their issuers to a greater extent than higher rated bonds.

The Fund may invest up to 10% of its net assets in illiquid securities and other securities for which no readily available market exists. The Fund may also invest up to 5% of its total assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment agreements.

The Fund is classified under the Investment Company Act of 1940 ("1940 Act"), as a "non-diversified" fund. As a result, the Fund will be able to invest in a fewer number of issuers than if it were classified under the 1940 Act as a "diversified" fund. To the extent that the Fund invests in a smaller number of issuers, the value of the Fund's shares may fluctuate more widely and the Fund may be subject to greater investment and credit risk with respect to its portfolio.


OTHER INFORMATION. The Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, the Fund has adopted certain investment limitations which also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the Fund's investment policies described in this Prospectus and in the Statement of Additional Information may be changed by the Company's Board of Directors without shareholder approval. The Fund's policies regarding lending, and the percentage of Fund assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval.


                               Prospectus Page 11

                         GT GLOBAL GROWTH & INCOME FUND

                                 HOW TO INVEST

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GENERAL. Advisor Class shares are offered through this Prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account ("Advisory Account"); (c) any account with assets of at least $10,000 if (i) such account is established under a "wrap fee" program, and (ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account ("Wrap Fee Account"); (d) accounts advised by one of the companies composing or affiliated with Liechtenstein Global Trust; and (e) any of the companies composing or affiliated with Liechtenstein Global Trust. Financial planners, trust companies, bank trust companies and registered investment advisers referenced in subpart (b) and sponsors of "wrap fee" programs referenced in subpart (c) are collectively referred to as "Financial Advisers." Investors in Wrap Fee Accounts and Advisory Accounts may only purchase Advisor Class shares through Financial Advisers who have entered into agreements with GT Global or certain of its affiliates. Investors may be charged a fee by their agents or brokers if they effect transactions other than through a dealer.


All purchase orders will be executed at the public offering price next determined after the purchase order is received. Orders received by GT Global before the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. Orders received by authorized institutions (or their designees) before the close of regular trading on the NYSE on a Business Day will be deemed to have been received by a Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for the receipt of such orders. The authorized institution (or its designee) will be responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to such time. THE FUND AND GT GLOBAL RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND TO SUSPEND THE OFFERING OF SHARES FOR A PERIOD OF TIME. In particular, the Fund and GT Global may reject purchase orders or exchanges by investors who appear to follow, in the Manager's judgment, a market-timing strategy or otherwise engage in excessive trading. See "How to Make Exchanges -- Limitations on Purchase Orders and Exchanges."


Fiduciaries and Financial Advisers may be required to provide information satisfactory to GT Global concerning their eligibility to purchase Advisor Class shares. For specific information on opening an account, please contact your Financial Adviser or GT Global.

PURCHASES BY BANK WIRE. Shares of the Fund may also be purchased through GT Global by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to the Fund. Prior telephonic or facsimile notice must be provided to the Transfer Agent that a bank wire is being sent. A bank may charge a service fee for wiring money to the Fund. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. For more information, please refer to the Shareholder Account Manual in this Prospectus.

CERTIFICATES. Physical certificates representing the Fund's shares will not be issued unless a written request is submitted to the Transfer Agent. Shares of the Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing

                               Prospectus Page 12

                         GT GLOBAL GROWTH & INCOME FUND
of properly executed certificates is required. ACCORDINGLY, THE FUND AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

PORTFOLIO REBALANCING PROGRAM. The GT Global Portfolio Rebalancing Program ("Program") permits eligible shareholders to establish and maintain an allocation across a range of GT Global Mutual Funds. The Program automatically rebalances holdings of GT Global Mutual Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, GT Global Mutual Funds ("Personal Portfolio") is to be rebalanced on a monthly, quarterly, semiannual, or annual basis.

Rebalancing under the Program will be effected through the exchange of shares of one or more GT Global Mutual Funds in the shareholders' Personal Portfolio for shares of the same class of one or more other GT Global Mutual Funds in the shareholder's Personal Portfolio. See "How to Make Exchanges." If shares of the GT Global Mutual Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of GT Global Mutual Fund(s) that have appreciated most during the period being exchanged for shares of GT Global Mutual Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." Participation in the Program does not assure that a shareholder will profit from purchases under the Program, nor does it prevent or lessen losses in a declining market.

The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing a Fund's shares. Exchanges made under the Program are not subject to the four free exchanges per year limitation. The Fund and GT Global reserve the right to modify, suspend, or terminate the Program at any time on 60 days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Certain broker/ dealers may charge a fee for establishing accounts relating to the Program. Investors should contact their broker/dealers or GT Global for more information.

                               Prospectus Page 13

                         GT GLOBAL GROWTH & INCOME FUND

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Advisor Class shares of the Fund may be exchanged for Advisor Class shares of any other GT Global Mutual Fund, based on their respective net asset values, provided that the registration remains identical. EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." In addition to the Fund, the GT Global Mutual Funds currently include:

   -- GT GLOBAL AMERICA MID CAP GROWTH FUND
   -- GT GLOBAL AMERICA SMALL CAP GROWTH FUND
   -- GT GLOBAL AMERICA VALUE FUND
   -- GT GLOBAL CONSUMER PRODUCTS AND
       SERVICES FUND
   -- GT GLOBAL DEVELOPING MARKETS FUND
   -- GT GLOBAL DOLLAR FUND
   -- GT GLOBAL EMERGING MARKETS FUND
   -- GT GLOBAL EUROPE GROWTH FUND
   -- GT GLOBAL FINANCIAL SERVICES FUND
   -- GT GLOBAL GOVERNMENT INCOME FUND
   -- GT GLOBAL HEALTH CARE FUND
   -- GT GLOBAL HIGH INCOME FUND
   -- GT GLOBAL INFRASTRUCTURE FUND
   -- GT GLOBAL INTERNATIONAL GROWTH FUND
   -- GT GLOBAL JAPAN GROWTH FUND
   -- GT GLOBAL LATIN AMERICA GROWTH FUND
   -- GT GLOBAL NATURAL RESOURCES FUND
   -- GT GLOBAL NEW DIMENSION FUND
   -- GT GLOBAL NEW PACIFIC GROWTH FUND
   -- GT GLOBAL STRATEGIC INCOME FUND
   -- GT GLOBAL TELECOMMUNICATIONS FUND
   -- GT GLOBAL WORLDWIDE GROWTH FUND

Up to four exchanges each year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day. The terms of the exchange offer may be modified at any time, on 60 days' prior written notice.

EXCHANGES BY TELEPHONE. A shareholder may give exchange information to his or her Financial Adviser. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates previously have been deposited. Shareholders automatically have telephone privileges to authorize exchanges. The Fund, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

Investors in Wrap Fee Accounts and Advisory Accounts interested in making an exchange should contact their Financial Advisers to request the prospectuses of the other GT Global Mutual Fund(s) being considered. Other investors should contact GT Global. See the Shareholder Account Manual in this Prospectus for additional information.

LIMITATIONS ON PURCHASE ORDERS AND EXCHANGES. The GT Global Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies and excessive trading can have on efficient portfolio management, each GT Global Mutual Fund and GT Global reserve the right to refuse purchase orders and exchanges by any person or group, if, in the Manager's judgment, such person or group was following a market-timing strategy or was otherwise engaging in excessive trading.

In addition, each GT Global Mutual Fund and GT Global reserve the right to refuse purchase orders and exchanges by any person or group if, in the Manager's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a GT Global Mutual Fund will attempt to give investors prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

Finally, as described above, each GT Global Mutual Fund and GT Global reserve the right to reject any purchase order.

                               Prospectus Page 14

                         GT GLOBAL GROWTH & INCOME FUND

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------


Fund shares may be redeemed at their net asset value and redemption proceeds will be sent within seven days of the execution of a redemption request. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. Redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request in good order and any required supporting documentation. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding fifteen days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor.



Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $500. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee for each wire redemption sent but reserves the right to do so in the future. The shareholder's bank may charge a bank wire service fee.



REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR FIFTEEN DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.


Shareholders automatically have telephone privileges to authorize redemptions. The Fund, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.


REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the shareholder of record and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding fifteen days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.


OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder who is in doubt as to what documents are required should contact his Financial Adviser.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after

                               Prospectus Page 15

                         GT GLOBAL GROWTH & INCOME FUND
the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which the Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until the Transfer Agent has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

GT Global reserves the right to redeem the shares of any Advisory Account or Wrap Fee Account if the amount invested in GT Global Mutual Funds through such account is reduced to less than $500 through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase the amount invested in GT Global Mutual Funds through such account to an aggregate amount of $500 or more.

For additional information on how to redeem Fund shares, see the Shareholder Account Manual in this Prospectus, or contact your Financial Adviser.

                               Prospectus Page 16

                         GT GLOBAL GROWTH & INCOME FUND

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Purchase, exchange and redemption orders should be placed in accordance with this Manual. It is recommended that investors in Wrap Fee Accounts and Advisory Accounts make such orders through their Financial Adviser. PLEASE BE CAREFUL TO REFERENCE "ADVISOR CLASS" IN ALL INSTRUCTIONS PROVIDED. See "How to Invest," "How to Make Exchanges," "How to Redeem Shares" and "Dividends, Other Distributions and Federal Income Taxation" for more information.

The Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global Mutual Funds
    P.O. Box 7345
    San Francisco, CA 94120-7345

INVESTMENTS BY BANK WIRE

A new account may be opened by calling 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER MUST BE SENT TO GT GLOBAL AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK N.A.
    ABA 121000248
    Attn: GT GLOBAL
         Account No. 4023-050701

EXCHANGES BY TELEPHONE

Call the Transfer Agent at 1-800-223-2138.

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, class of shares, amount of exchange, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global Mutual Funds
    P.O. Box 7893
    San Francisco, CA 94120-7893

REDEMPTIONS BY TELEPHONE

Call the Transfer Agent at 1-800-223-2138.

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global Mutual Funds
    P.O. Box 7893
    San Francisco, CA 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, follow the above instructions but send to the following address:

    GT Global Investor Services, Inc.
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, CA 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures should call the Transfer Agent at 1-800-223-2138.

                               Prospectus Page 17

                         GT GLOBAL GROWTH & INCOME FUND

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

The Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. The Fund's net asset value per share is computed by determining the value of its total assets (the securities it holds plus any cash or other assets, including the interest accrued but not yet received), subtracting all of its liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of the Fund.

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Long-term obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided such valuations represent fair value. When market quotations for futures and options positions held by the Fund are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

The Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges or over-the-counter dealer markets that trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

--------------------------------------------------------------------------------

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund declares and pays quarterly dividends from its net investment income, if any, which includes dividends, accrued interest and earned discount (including both original issue and market discounts) less applicable expenses. The Fund also annually distributes substantially all of its realized net short-term capital gain (the excess of short-term capital gains over short-term capital losses), net capital gain (the excess of net long-term capital gain over net short-term loss) and net gains from foreign currency transactions, if any. The Fund may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by the Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Advisor Class shares will be higher than the per share income dividends on other classes of the Fund's shares as a result of the service and distribution fees applicable to those other shares. SHAREHOLDERS MAY
ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Advisor Class shares of the Fund (or other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional

                               Prospectus Page 18

                         GT GLOBAL GROWTH & INCOME FUND
    Advisor Class shares of the Fund (or other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Advisor Class shares of the Fund (or other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional Advisor Class shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL ADVISOR CLASS SHARES OF THE FUND. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX CONSEQUENCES OF DIVIDENDS AND OTHER DISTRIBUTIONS ARE THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-distribution date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent the distribution is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional shares.


Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. Pursuant to an Internal Revenue Service notice, the Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.


The Fund provides federal tax information to its shareholders annually, including information about dividends and capital gain distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes paid (directly or indirectly) by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above.

The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain

                               Prospectus Page 19

                         GT GLOBAL GROWTH & INCOME FUND
whether a proper taxpayer identification number is on file with the Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another GT Global Mutual Fund generally will have similar tax consequences. In addition, if Fund shares are purchased within 30 days before or after redeeming other Fund shares (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.

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                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide, among other things, day to day management services required by the Fund. See "Directors and Executive Officers" in the Statement of Additional Information for a complete description of the Directors of the Company.


INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by Chancellor LGT Asset Management, Inc. (the "Manager") as the Fund's investment manager and administrator include, but are not limited to, determining the composition of the Fund's portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operation. For these services, the Fund pays the Manager investment management and administration fees, computed daily and paid monthly, based on the average daily net assets, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million and .90% on amounts thereafter. This rate is higher than that paid by most mutual funds. The Manager has undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.40% of the average daily net assets of the Fund's Advisor Class shares. This undertaking may be changed or eliminated in the future.


The Manager also serves as the Fund's pricing and accounting agent. For these services the Manager receives a fee at an annual rate derived by applying 0.03% to the first $5 billion of assets of GT Global Funds and 0.02% to the assets in excess of $5 billion, and allocating the result according to each Fund's average daily net assets.

The Manager provides investment management and/or administration services to the GT Global Funds. The Manager and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of the Manager are located at 50 California Street, 27th Floor, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036.


The Manager and its worldwide affiliates, including LGT Bank in Liechtenstein, compose Liechtenstein Global Trust ("LGT"). LGT is a provider of global asset management and private banking products and services to individual and institutional investors. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as a parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.



On January 30, 1998, LGT entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes the Manager. AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the


                               Prospectus Page 20

                         GT GLOBAL GROWTH & INCOME FUND

transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Company's investment management agreement under the Investment Company Act of 1940 (and, therefore, a termination of such agreement), it is anticipated that the approval of the Company's Board of Directors and the Company's shareholders of new investment management arrangements will be sought. The Manager anticipates that the transaction will be presented for shareholder approval and anticipates that the transaction will close on or about May 31, 1998.



As of December 31, 1997, the Manager and its worldwide asset management affiliates managed approximately $54 billion in assets. In the United States, as of December 31, 1997, the Manager managed or administered approximately $8 billion of assets of GT Global Funds. As of December 31, 1997, assets entrusted to LGT total approximately $79 billion.


In addition to the investment resources of its San Francisco and New York offices, the Manager draws upon the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the GT Global Funds, the Manager employs a team approach, taking advantage of its investment resources around the world in seeking each Fund's investment objective.


The investment professionals primarily responsible for the portfolio management of the Fund are as follows:

                              GROWTH & INCOME FUND


                            RESPONSIBILITIES FOR                              BUSINESS EXPERIENCE
NAME/OFFICE                       THE FUND                                      LAST FIVE YEARS
------------------  ------------------------------------  ------------------------------------------------------------
Nicholas S. Train   Portfolio Manager since Fund          Head of investment for the United Kingdom and Europe for the
 London              inception in 1990                     Manager and LGT Asset Management PLC (London) ("LGT Asset
                                                           Management"), an affiliate of the Manager, since 1996.
                                                           Portfolio Manager for the Manager and LGT Asset Management
                                                           from 1984 to 1996.
Paul Griffiths      Portfolio Manager since 1995          Portfolio Manager for the Manager and LGT Asset Management
 London                                                    since 1994; from 1993 to 1994, Global Bond Fund Manager,
                                                           Lazard Investors; from 1991 to 1993, Global Bond Fund
                                                           Manager, Sanwa International PLC.


                            ------------------------

In placing securities orders for the Fund's portfolio transactions, the Manager seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Manager may consider a broker/dealer's sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of Liechtenstein Global Trust.

DISTRIBUTION OF FUND SHARES. GT Global is the distributor of the Fund's Advisor Class shares. GT Global is a subsidiary of Liechtenstein Global Trust with offices at 50 California Street, 27th Floor, San Francisco, CA 94111.

The Manager or an affiliate thereof may make ongoing payments to Financial Advisers and others that facilitate the administration and servicing of Advisor Class shareholder accounts.

GT Global, at its own expense, may provide promotional incentives to broker/dealers that sell shares of the Fund and/or shares of the other GT Global Mutual Funds. In some instances additional compensation or promotional incentives may be offered to broker/dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to broker/dealers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/ or other events sponsored by the broker/dealers.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks

                               Prospectus Page 21

                         GT GLOBAL GROWTH & INCOME FUND
(if at all) only to perform administrative and shareholder servicing functions. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

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                               OTHER INFORMATION

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CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in the Fund, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to the Fund's automatic dividend reinvestment program may be provided quarterly. Shortly after the end of the Fund's fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders receive an annual and semiannual report, respectively. In addition, the federal income tax status of distributions made by the Fund to shareholders is reported after the end of each calendar year on Form 1099-DIV. Under certain circumstances, duplicate mailings of the foregoing reports to the same household may be consolidated.

ORGANIZATION OF THE COMPANY. The Company was organized as a Maryland corporation on October 29, 1987. From time to time, the Company has established and may continue to establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock. Shares of the Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of the Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. In addition, each class of shares of the Fund has exclusive voting rights with respect to its distribution plan. The shares of the Fund and the Company's other funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the selection of the Company's independent accountants.

Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The Company would be required to hold a shareholders' meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of the Company's funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting securities may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

The Fund offers Advisor Class shares through this prospectus to certain investors. The Fund also offers Class A shares and Class B shares to investors through a separate Prospectus. Each class of shares will experience different net asset values and dividends as a result of different expenses borne by each class of shares. The per share net asset value and dividends of the Advisor Class shares of the Fund generally will be higher than that of the Class A and B shares of the Fund because of the higher expenses borne by the Class A and B shares. The per share dividends on Advisor Class shares of the Fund will generally be higher than the per share dividends on Class A and B shares of the Fund as a result of the service and distribution fees applicable with respect to Class A and B shares. Consequently, during comparable periods, the Fund expects that the total return on an investment in shares of the Advisor Class will be higher than the total return on Class A or Class B shares.

                               Prospectus Page 22

                         GT GLOBAL GROWTH & INCOME FUND

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, 300 million shares have been classified as shares of the Fund; 100 million shares have been classified as Class A shares, 100 million shares have been classified as Class B shares and 100 million shares have been classified as Advisor Class shares. This amount may be increased from time to time in the discretion of the Board of Directors. Each share of the Fund represents an interest in the Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of the Fund is equal in earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of the Fund, when issued, are fully paid and nonassessable.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Fund toll-free at (800) 223-2138 or by writing to the Fund at 50 California Street, 27th Floor, San Francisco, CA 94111.

PERFORMANCE INFORMATION. The Fund, from time to time, may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, the Fund may quote its average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of the Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of one-, five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes reinvestment of all dividends and other distributions.

In addition, in order to more completely represent the Fund's performance or more accurately compare such performance to other measures of investment return, the Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized return reflects percentage rates of return encompassing all elements of total return (e.g., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

The Fund's performance data reflects past performance and is not necessarily indicative of future results. The Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

The Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Fund are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of the Manager and GT Global and a subsidiary of Liechtenstein Global Trust, and maintains its offices at California Plaza, 2121 North California Boulevard, Suite 450, Walnut Creek, CA 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is custodian of the Fund's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Company and the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to the Manager,

                               Prospectus Page 23

                         GT GLOBAL GROWTH & INCOME FUND
GT Global and the Transfer Agent in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Company's and the Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns, and consults with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This Prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 24

                         GT GLOBAL GROWTH & INCOME FUND

                                     NOTES

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                         GT GLOBAL GROWTH & INCOME FUND

                                GT GLOBAL FUNDS


  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY GT GLOBAL FUND, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN A CONCENTRATION OF INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.


GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.
GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current return

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL GROWTH & INCOME FUND, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                               G&IPV803001MC

                               GT GLOBAL GROWTH &
                           INCOME FUND: ADVISOR CLASS

                        50 California Street, 27th Floor
                            San Francisco, CA 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information
                                 March 1, 1998

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Advisor Class shares of GT Global Growth and Income Fund ("Fund"). The Fund is a non-diversified series of G.T. Investment Funds, Inc. (the "Company"), a registered open-end management investment company. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Fund's current Advisor Class Prospectus dated March 1, 1998, a copy of which is available without charge by writing to the above address or by calling the Fund at the toll-free telephone number listed above.

Chancellor LGT Asset Management, Inc. ( the "Manager") serves as the Fund's investment manager and administrator. The distributor of the Fund's shares is GT Global, Inc. ("GT Global"). The Fund's transfer agent is GT Global Investor Services, Inc. ("GT Services" or the "Transfer Agent").

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                               TABLE OF CONTENTS

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                                                                                                                           Page No.
                                                                                                                           --------
Investment Objective and Policies........................................................................................      2
Options, Futures and Currency Strategies.................................................................................      5
Risk Factors.............................................................................................................     13
Investment Limitations...................................................................................................     18
Execution of Portfolio Transactions......................................................................................     19
Directors and Executive Officers.........................................................................................     21
Management...............................................................................................................     23
Valuation of Fund Shares.................................................................................................     24
Information Relating to Sales and Redemptions............................................................................     25
Taxes....................................................................................................................     27
Additional Information...................................................................................................     29
Investment Results.......................................................................................................     30
Description of Debt Ratings..............................................................................................     35
Financial Statements.....................................................................................................     37

                                     [LOGO]

                   Statement of Additional Information Page 1

                         GT GLOBAL GROWTH & INCOME FUND

                            INVESTMENT OBJECTIVE AND
                                    POLICIES

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INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term capital appreciation together with current income. The Fund seeks its objective by investing in a global portfolio of both equity securities and debt obligations allocated among diverse international markets.

SELECTION OF EQUITY INVESTMENTS
For investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Manager to be located in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of investment companies (including investment vehicles or companies advised by the Manager or its affiliates ("Affiliated Funds")) within the limits of the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide that, in general, the Fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its total assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, the Manager waives its advisory fee to the extent that such fees are based on assets of the Fund invested in Affiliated Funds.


DEPOSITORY RECEIPTS

The Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as

                   Statement of Additional Information Page 2

                         GT GLOBAL GROWTH & INCOME FUND
unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Manager to present minimum credit risks in accordance with guidelines established by the Company's Board of Directors. The Manager will review and monitor the creditworthiness of such institutions under the Board's general supervision.

The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund's assets that may be subject to repurchase agreements at any given time. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

                   Statement of Additional Information Page 3

                         GT GLOBAL GROWTH & INCOME FUND

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
The Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

The Fund's fundamental investment limitations permit the Fund to borrow money for leveraging purposes. The Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Company's Board of Directors. If the Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. The Fund will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES
The Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and
(ii) in order to maintain portfolio flexibility. The Fund may only make short sales "against the box." In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Fund could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.


The Fund might make a short sale "against the box" in order to hedge against market risks when the Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.


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                         GT GLOBAL GROWTH & INCOME FUND

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

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SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
The Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Manager are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a call option, the Fund, in return for the

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                         GT GLOBAL GROWTH & INCOME FUND
premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund generally would write put options in circumstances where the Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

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                         GT GLOBAL GROWTH & INCOME FUND

PURCHASING PUT OPTIONS

The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price any any time until (American style) or (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.



The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.


The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

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                         GT GLOBAL GROWTH & INCOME FUND

Options may be either listed on an exchange or traded in over-the-counter ("OTC") Markets. Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the Securities and Exchange Commission ("SEC") considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the extent of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such calls as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying

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                         GT GLOBAL GROWTH & INCOME FUND
security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

The Fund may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates and decreases in currency exchange rates or stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.


The Fund only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased

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                         GT GLOBAL GROWTH & INCOME FUND
to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.


Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

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OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES
To the extent that the Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with the guidelines approved by the Company's Board of Directors.

The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures.

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Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

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COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

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                                  RISK FACTORS

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ILLIQUID SECURITIES
The Fund may invest up to 10% of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not   all  restricted  securities   are  illiquid.  In   recent  years  a  large
institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Manager

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in accordance with procedures approved by the Company's Board of Directors. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security;
(ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Manager monitors the liquidity of securities in the Fund's portfolio and periodically reports on such decisions to the Board of Directors.

FOREIGN SECURITIES
    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.


    RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.


    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.


    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.


    CURRENCY FLUCTUATIONS. Because the Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of

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                         GT GLOBAL GROWTH & INCOME FUND
securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U. S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Manager will consider such difficulties when determining the allocation of the Fund's assets, although the Manager does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

The Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Funds' investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. The Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

    CONCENTRATION. To the extent the Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

    SPECIAL CONSIDERATIONS AFFECTING WESTERN EUROPEAN COUNTRIES. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Manager believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by the Fund.

    SPECIAL CONSIDERATIONS AFFECTING RUSSIA AND EASTERN EUROPEAN COUNTRIES. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be

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                         GT GLOBAL GROWTH & INCOME FUND
impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

    SPECIAL CONSIDERATIONS AFFECTING PACIFIC REGION COUNTRIES. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, the Fund may invest in Hong Kong, which reverted to Chinese
Administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, national, nationalization or confiscation, in which case the Fund could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

    SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICAN COUNTRIES. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

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Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

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                             INVESTMENT LIMITATIONS

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The Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, and
(ii) more than 50% of the outstanding shares.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information and subject to operating policy (4) below;

        (4) Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets;

        (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

        (6) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

        (7) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts subject to operating policy (4) below;

        (8) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets at the lower of cost or fair market value. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

        (9) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities;

       (10) Invest in interests in oil, gas, or other mineral exploration or development programs; or

       (11) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its investment adviser, or its distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

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                         GT GLOBAL GROWTH & INCOME FUND

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.


The following operating policies of the Fund are not fundamental policies and may be changed by vote of the Company's Board of Directors without shareholder approval. The Fund may not: (1) invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer; (2) sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short; or (3) enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.


Investors should refer to the Prospectus for further information with respect to the Fund's investment objective, which may not be changed without the approval of the shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

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                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

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Subject to policies established by the Company's Board of Directors, the Manager is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Fund. In executing portfolio transactions, the Manager seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.


Consistent with the interests of the Fund, the Manager may select brokers to execute the Fund's portfolio transactions, on the basis of the research and brokerage services they provide to the Manager for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Manager under the investment management and administration contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.


The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

                  Statement of Additional Information Page 19

                         GT GLOBAL GROWTH & INCOME FUND

Investment decisions for the Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases, the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

Under a policy adopted by the Company's Board of Directors, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Fund and the other funds for which the Manager serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Fund and such other funds.

The Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Fund in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest generally are traded in the OTC markets.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of the Liechtenstein Global Trust. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.


For the fiscal  years ended  October 31,  1997, 1996,  and 1995,  the Fund  paid aggregate brokerage commissions of $463,307, $257,953 and $318,958, respectively. For the fiscal years ended October 31, 1996 and 1997, the Fund paid to LGT Bank in Liechtenstein, AG, an "affiliated" broker, aggregate brokerage commissions of $16,898 and $12,262, respectively, for transactions involving purchases and sales of portfolio securities which represented 6.55% and 2.65% respectively, of the total brokerage commissions paid by the Fund and 5.69% and 2.94%, respectively, of the aggregate dollar amount of transactions involving payment of commissions by the Fund.


PORTFOLIO TRADING AND TURNOVER

The Fund engages in portfolio trading when the Manager has concluded that the sale of a security owned by the Fund and/ or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund does not intend generally to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio values excluding short-term investments. The portfolio turnover rate will not be a limiting factor when the Manager deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly, and may result in the realization of net capital gains that are taxable when distributed to the Fund's shareholders. For the fiscal years ended October 31, 1997 and 1996, the Fund's portfolio turnover rates were 50% and 39%, respectively.


                  Statement of Additional Information Page 20

                         GT GLOBAL GROWTH & INCOME FUND

                            DIRECTORS AND EXECUTIVE
                                    OFFICERS

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The Company's Directors and Executive Officers are listed below.


NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
William J. Guilfoyle*, 39                Mr. Guilfoyle is President, GT Global, Inc. since 1995; Director, GT Global since 1991;
Director, Chairman of the Board and      Senior Vice President and Director of Sales and Marketing, GT Global from May 1992 to
President                                April 1995; Vice President and Director of Marketing, GT Global from 1987 to 1992;
50 California Street                     Director, Liechtenstein Global Trust AG (holding company of the various international LGT
San Francisco, CA 94111                  companies) Advisory Board since January 1996; Director, G.T. Global Insurance Agency
                                         ("G.T. Insurance") since 1996; President and Chief Executive Officer, G.T. Insurance since
                                         1995; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April
                                         1995 to November 1995; Senior Vice President, Retail Marketing, G.T. Insurance from 1992 to 1993. Mr. Guilfoyle is also a director or trustee of each of the other investment companies registered under the Investment Company Act of 1940, as amended (the "1940
                                         Act"), that is managed or administered by the Manager.
C. Derek Anderson, 56                    Mr. Anderson is President, Plantagenet Capital Management, LLC (an investment
Director                                 partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment banking
220 Sansome Street                       firm); Director, Anderson Capital Management, Inc. since 1988; Director, PremiumWear, Inc.
Suite 400                                (formerly Munsingwear, Inc.) (a casual apparel company) and Director, "R" Homes, Inc. and
San Francisco, CA 94104                  various other companies. Mr. Anderson is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the
                                         Manager.
Frank S. Bayley, 58                      Mr. Bayley is a partner of the law firm of Baker & McKenzie, and serves as a Director and
Director                                 Chairman of C.D. Stimson Company (a private investment company). Mr. Bayley is also a
Two Embarcadero Center                   director or trustee of each of the other investment companies registered under the 1940
Suite 2400                               Act that is managed or administered by the Manager.
San Francisco, CA 94111
Arthur C. Patterson, 54                  Mr. Patterson is Managing Partner of Accel Partners (a venture capital firm). He also
Director                                 serves as a director of Viasoft and PageMart, Inc. (both public software companies), as
428 University Avenue                    well as several other privately held software and communications companies. Mr. Patterson
Palo Alto, CA 94301                      is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.
Ruth H. Quigley, 62                      Miss Quigley is a private investor. From 1984 to 1986, she was President of Quigley
Director                                 Friedlander & Co., Inc. (a financial advisory services firm). Miss Quigley is also a
1055 California Street                   director or trustee of each of the other investment companies registered under the 1940
San Francisco, CA 94108                  Act that is managed or administered by the Manager.
Robert G. Wade, Jr.*, 70                 Mr. Wade is Consultant to Chancellor LGT; Chairman of the Board of Chancellor Capital
Director                                 Management, Inc. from January 1995 to October 1996; President, Chief Executive Officer and
1166 Avenue of the Americas              Chairman of the Board of Chancellor Capital Management, Inc. from 1988 to January 1995.
New York, NY 10036                       Mr. Wade is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.


--------------
* Mr. Guilfoyle and Mr. Wade are "interested persons" of the Company as defined by the 1940 Act due to their affiliation with the LGT companies.

                  Statement of Additional Information Page 21

                         GT GLOBAL GROWTH & INCOME FUND


NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
Kenneth W. Chancey, 52                   Senior Vice President -- Mutual Fund Accounting, the Manager since 1997; Vice President --
Vice President and                       Mutual Fund Accounting, the Manager from 1992 to 1997; and Vice President, Putnam
Principal Accounting Officer             Fiduciary Trust Company from 1989 to 1992.
50 California Street
San Francisco, CA 94111
Helge K. Lee, 51                         Chief Legal and Compliance Officer -- North America, the Manager since October 1997;
Vice President                           Executive Vice President of the Asset Management Division of Liechtenstein Global Trust
50 California Street                     since October 1996; Senior Vice President, General Counsel and Secretary of Chancellor
San Francisco, CA 94111                  LGT, GT Global, GT Services and G.T. Insurance from February 1996 to October 1996; Vice
                                         President, General Counsel and Secretary of LGT Asset Management, Inc., Chancellor LGT, GT
                                         Global, GT Services and G.T. Insurance from May 1994 to February 1996; Senior Vice
                                         President, General Counsel and Secretary of Strong/Corneliuson Management, Inc. and
                                         Secretary of each of the Strong Funds from October 1991 through May 1994.


                         ------------------------------


The Board of Directors has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors for the Company. Each of the Directors and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc. and GT Global Floating Rate Fund, Inc., a Trustee and officer of G.T. Global Growth Series and a Trustee of G.T. Global Eastern Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global High Income Portfolio, Floating Rate Portfolio and Global Investment Portfolio, which are also registered investment companies managed by the Manager. Each Director and Officer serves in total as a Director or Trustee and Officer, respectively, of 12 registered investment companies with 42 series managed or administered by the Manager. Each Director, who is not a director, officer or employee of the Manager or any affiliated company, is paid aggregate fees of $5,000 per annum, plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Directors and officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Manager or other affiliated company, received total compensation of $38,650, $38,650, $27,850 and $38,650, respectively, from the Company for which he or she serves as a Director. For the fiscal year ended October 31, 1997 Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley received total compensation of $117,304, $114,386, $88,350 and $111,688, respectively, from the investment companies managed or administered by the Manager for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of January 8, 1998, the Officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Fund or of all the Company's series in the aggregate.


                  Statement of Additional Information Page 22

                         GT GLOBAL GROWTH & INCOME FUND

                                   MANAGEMENT

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INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
The Manager serves as the Fund's investment manager and administrator under an Investment Management and Administration Contract ("Management Contract") between the Company and the Manager. As investment manager and administrator, the Manager makes all investment decisions for the Fund and administers the Fund's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Fund, and provides suitable office space, necessary small office equipment and utilities. For these services, the Fund pays the Manager investment management and administration fees, based on the Fund's average daily net assets, computed daily and paid monthly, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on amounts thereafter.

The Management Contract may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract provides that with respect to the Fund, the Company or the Manager may terminate the Contract without penalty upon sixty days' written notice. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

The  following  table  discloses  the   amount  of  investment  management   and
administration fees paid by the Fund to the Manager during the Fund's last three fiscal years:

YEAR ENDED OCT. 31,                                                                                         AMOUNT PAID
---------------------------------------------------------------------------------------------------------  -------------
1997.....................................................................................................  $   6,900,695
1996.....................................................................................................  $   6,282,438
1995.....................................................................................................  $   6,301,399

DISTRIBUTION SERVICES
The Fund's Advisor Class shares are offered continuously through the Fund's principal underwriter and distributor, GT Global, on a "best efforts" basis without a sales charge or a contingent deferred sales charge.

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES
The Transfer Agent has been retained by the Fund to perform shareholder servicing, reporting and general transfer agent functions for the Fund. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies. The Manager serves as the Fund's pricing and accounting agent. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, the Fund paid accounting services fees to the Manager of $183,323, $162,035 and $40,735, respectively.

EXPENSES OF THE FUND
The Fund pays all expenses not assumed by the Manager, GT Global and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared among the Fund and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

                  Statement of Additional Information Page 23

                         GT GLOBAL GROWTH & INCOME FUND

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------

As described in the Prospectus, the Fund's net asset value per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) on each business day the NYSE is open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs, and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by the Fund are valued at their last bid price in the case of listed options or, in the case of OTC options, at the average of the last bid prices obtained from dealers unless a quotation from only one dealer is available, in which case only that dealer's price will be used. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Manager on that day. When market quotations for futures and options on futures held by the Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also generally are considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available, or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors, in good faith, will establish a conversion rate for such currency.

European, Far Eastern, or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. In addition, trading in securities on European and Far Eastern securities exchanges and OTC markets

                  Statement of Additional Information Page 24

                         GT GLOBAL GROWTH & INCOME FUND
generally is completed well before the close of the business day in New York. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless the Manager, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Advisor Class shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment for Fund shares, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") AND OTHER TAX-DEFERRED PLANS

IRAS: If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Unless your and your spouse's earnings exceed a certain level, you also may establish an "education IRA" and/or a "Roth IRA." Although contributions to these new types of IRAs are nondeductible, withdrawals from them will be tax-free under certain circumstances. Please consult your tax adviser for more information. IRA applications are available from brokers or GT Global.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can roll over (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible rollover distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax adviser for more information.

                  Statement of Additional Information Page 25

                         GT GLOBAL GROWTH & INCOME FUND


SEP-IRAS: Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (I.E., self-employed individual retirement plans) or Code Section 401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.


CODE SECTION 403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING  (INCLUDING   SECTION   401(K))  AND   MONEY   PURCHASE   PENSION
PLANS: Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A Section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

SIMPLE PLANS: Employers with no more than 100 employees that do not maintain another retirement plan may establish a Savings Incentive Match Plan for Employees ("SIMPLE") either as separate IRAs or as part of a Section 401(k) plan. SIMPLEs are not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans.

EXCHANGES BETWEEN FUNDS

Shares of the Fund may be exchanged for shares of the corresponding class of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of those funds upon sixty days' written notice to the shareholders of the fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider the investment objective(s).


TELEPHONE REDEMPTIONS

A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s) and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon request directly to the shareholder's predesignated account at a domestic bank or savings institution, if the proceeds are at least $500. Costs in connection with the administration of this service, including wire charges, currently are borne by the Fund. Proceeds of less than $500 will be mailed to the shareholder's registered address of record. The Fund and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon fifteen days' written notice.


SUSPENSION OF REDEMPTION PRIVILEGES

The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.


REDEMPTIONS IN KIND

It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund, so-called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that the Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election will be irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.


                  Statement of Additional Information Page 26

                         GT GLOBAL GROWTH & INCOME FUND

                                     TAXES

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GENERAL

To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, as amended (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions)
("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.


Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year plus certain other amounts.

FOREIGN TAXES

Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes


                  Statement of Additional Information Page 27

                         GT GLOBAL GROWTH & INCOME FUND

included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder (effective for its taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gains from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributed the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.


If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


Effective for its taxable year beginning November 1, 1998, the Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-Market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.


NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

The Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.



Futures and Forward Contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of preparation of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Tax Act -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before


                  Statement of Additional Information Page 28

                         GT GLOBAL GROWTH & INCOME FUND
that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives late in 1997 would treat it as qualifying therefor.

Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.


If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust AG is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH and LGT Asset Management AG, in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC in London, England; LGT Asset Management Ltd. in Hong Kong; LGT Asset Management Ltd. in Tokyo; LGT Asset Management Pte. Ltd. in Singapore; LGT Asset Management Ltd. in Sydney; and LGT Asset Management GmbH in Frankfurt, Germany.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P., conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

USE OF NAME
The Manager has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company and/or the Fund at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 29

                         GT GLOBAL GROWTH & INCOME FUND

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

STANDARDIZED RETURNS
The Fund's "Standardized Returns," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), are calculated separately for Class A and Advisor Class shares of the Fund, as follows:
Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Advisor Class shares, deduction of a sales charge is not applicable; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Company's Board of Directors; and (4) a complete redemption at the end of any period illustrated.

The Standardized Returns for the Class A and Advisor Class shares of the Fund, stated as average annualized total returns, for the periods shown, were:


                                                                                              GROWTH AND        GROWTH AND
                                                                                              INCOME FUND       INCOME FUND
PERIOD                                                                                         (CLASS A)      (ADVISOR CLASS)
------------------------------------------------------------------------------------------  ---------------  -----------------
Fiscal year ended Oct. 31, 1997...........................................................         13.35%            19.23%
Oct. 31, 1992 through Oct. 31, 1997.......................................................         12.67%              n/a
June 1, 1995 (commencement of operations) through Oct. 31, 1997...........................           n/a             16.63%
Sept. 25, 1990 (commencement of operations) through Oct. 31, 1997.........................         11.95%              n/a


NON-STANDARDIZED RETURNS
In addition to Standardized Returns, the Fund may also include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated separately for Class A, Class B and Advisor Class shares of the Fund and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. Advisor Class shares are not subject to sales charges.

Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T=(VOA/P)-1. Aggregate Non-Standardized Return assumes reinvestment of dividends and other distributions.

The aggregate Non-Standardized Returns (not taking sales charges into account) for the Class A and Advisor Class shares of the Fund, stated as aggregate total returns for the periods shown, were:


                                                                                              GROWTH AND        GROWTH AND
                                                                                              INCOME FUND       INCOME FUND
PERIOD                                                                                         (CLASS A)      (ADVISOR CLASS)
------------------------------------------------------------------------------------------  ---------------  -----------------
June 1, 1995 (commencement of operations) through Oct. 31, 1997...........................           n/a             45.09%
Sept. 25, 1990 (commencement of operations) through Oct. 31, 1997.........................        133.95%              n/a


IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS The Fund and GT Global may from time to time in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Fund with the following, among others:

        (1) The Consumer Price Index ("CPI"), which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power, i.e., the risk of changing price levels in the economy that affects security prices or the price of goods and services.

        (2) Data and mutual fund rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger"), Morningstar, Inc.

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                         GT GLOBAL GROWTH & INCOME FUND

    ("Morningstar"), Micropal, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, the Fund may be compared to its "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as applicable, or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.


        (3) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and gross national product ("GNP") weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (4) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (5) Standard & Poor's 500 Composite Stock Price Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (6) Dow Jones Industrial Average.

        (7) CNBC/Financial News Composite Index.

        (8) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.

        (9) Morgan Stanley Capital International All Country (AC) World index ("MSCI"). The MSCI is a broad, unmanaged index of global stock prices, currently comprising 2,500 different issuers, located in 47 countries, and grouped in 38 separate industries.

       (10) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S., each of which is a widely used index composed of world government bonds.


       (11) The World Bank Publication of Trends in Developing Countries ("TIDE") which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.


       (12) Salomon Brothers Global Telecommunications Index, which is composed of telecommunications companies in the developing and emerging countries.


       (13) Datastream and Worldscope, each of which is an on-line database retrieval service for information, including international financial and economic data.


       (14) International Financial Statistics, which is produced by the International Monetary Fund.

       (15) Various publications and reports produced by the World Bank and its affiliates.

       (16) Various publications from the International Bank for Reconstruction and Development.

       (17) Various publications produced by ratings agencies such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch.

       (18) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (19) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (20) International Finance Corporation ("IFC") Emerging Markets Data Base, which provides detailed statistics on stock and bond markets in developing countries.

       (21) Various publications from the Organization for Economic Cooperation and Development ("OECD").

                  Statement of Additional Information Page 31

                         GT GLOBAL GROWTH & INCOME FUND

       (22) Average of savings accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


Indices, economic and financial data prepared by the research departments of various financial organizations such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., Financial Research Corporation, J.
P. Morgan, Morgan Stanley, Smith Barney, Shearson, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbotson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, performance rankings, ratings and commentary reported periodically in national financial publications, including Money Magazine, Mutual Fund Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, The Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices that may be developed and made available in the future.


Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Fund or GT Global. The authors and publishers of such material are not to be considered as "experts" under the 1933 Act, on account of the inclusion of such information herein.

A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (e.g., Japanese Yen, German Deutschemark and Hong Kong Dollar). A foreign currency that has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of the Fund, nor is it a prediction of such performance. The performance of the Fund will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while the Fund incurs expenses in its operations, which will reduce performance. Each of these factors will cause the performance of the Fund to differ from relevant indices.

From time to time, the Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Surveys, Inc. in advertising materials.

GT  Global  believes  the  Fund  is  an  appropriate  investment  for  long-term
investment  goals  including  funding   retirement,  paying  for  education   or
purchasing a house. GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. The Fund does not represent a complete investment program and the investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, GT Global may refer to or advertise the names of U.S. and non-U.S. companies and their products, although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.


Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.


GT Global Mutual Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. Ibbotson calculates total returns in the same method as the Fund.

                  Statement of Additional Information Page 32

                         GT GLOBAL GROWTH & INCOME FUND


The Fund may quote various measures of volatility and benchmark correlation, such as beta, standard deviation and R(2) in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total return to those of a benchmark.


The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Fund may describe in its sales material and advertisements how an investor may invest in GT Global Mutual Funds through various retirement plans or other programs that offer deferral of income taxes on investment earnings and to which an investor may make deductible contributions. Because of their advantages, these retirement plans and programs may produce returns superior to comparable non-retirement investments. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period. In sales material and advertisements, the Fund may also discuss these plans and programs. See "Information Relating to Sales and Redemptions -- Individual Retirement Accounts ('IRAs') and Other Tax-Deferred Plans."

GT Global may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Fund and GT Global will quote information regarding industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable, including, the economic and financial data of financial organizations, such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International Industry Indices and IFC.

 3) The number of listed companies: IFC, G.T. Guide to World Equity Markets, Salomon Brothers, Inc. and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock   market  performance:  Morgan  Stanley  Capital  International  World
    Indices, IFC and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.

 8) Gross Domestic Product ("GDP"): Datastream and The World Bank.

 9) GDP growth rate: IFC, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: OECD and United Nations.

13) Total exports and imports by year: IFC, The World Bank and Datastream.

14) Top three companies by country, industry or market: IFC, G.T. Guide to World Equity Markets, Salomon Brothers Inc. and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

                  Statement of Additional Information Page 33

                         GT GLOBAL GROWTH & INCOME FUND

18) Countries restructuring their debt, including those under the Brady Plan: the Manager.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.


From time  to  time, GT  Global  may include  in  its advertisements  and  sales
material,   information  about  privatization,  which  is  an  economic  process involving the sale of state-owned companies to the private sector.


In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Manager provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Manager by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

GT GLOBAL ADVANTAGE

As part of Liechtenstein Global Trust, GT Global continues a 75-year tradition of service to individuals and institutions. Today we bring investors a combination of experience, worldwide resources, a global perspective, investment talent and a time-tested investment discipline. With investment professionals in nine offices worldwide, we witness world events and economic developments firsthand. Many of the GT Global Mutual Funds' portfolio managers are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The key to achieving consistent results is following a disciplined investment process. Our approach to asset allocation takes advantage of GT Global's worldwide presence and global perspective. Our "macroeconomic" worldview determines our overall strategy of regional, country and sector allocations. Our bottom-up process of security selection combines fundamental research with quantitative analysis through our proprietary models.


Built-in checks and balances strengthen the process, enhancing professional experience and judgment with an objective assessment of risk. Ultimately, each security we select has passed a ranking system that helps our portfolio teams determine when to buy and when to sell. With respect to stocks, a global stock research ("GSR") database developed by GT Global is utilized in the selection process. All stocks within the GSR database are systematically ranked by our analysts on a 1-5 basis with 1 representing the most favored. The rankings, along with our quantitative, fundamental research, determine which stocks are bought and sold.


GT Global describes the major stages of economic development as revolving in a "virtuous cycle." From time to time, each Fund and GT Global may discuss the virtuous cycle in its sales literature and advertising. This cycle operates worldwide, forcing companies to become increasingly competitive in an ever-expanding global marketplace. GT Global has identified the following sequential stages within the virtuous cycle:

FALLING BORDERS AND TRADE BARRIERS: Barriers between countries diminish, increasing the potential for world trade and promoting global competition.

CAPITAL FLOWS FROM DEVELOPED MARKETS TO EMERGING MARKETS: As barriers fall, restrictions on the free movement of capital in and out of a country are often reduced or removed. The flow of money from developed to developing markets gains momentum.

INDUSTRIALIZATION OF EMERGING MARKETS: With capital flowing across borders, many developing nations are able to quickly begin their process of industrialization.

INCREASED DEMAND FOR GLOBAL CONSUMER PRODUCTS: As people in emerging markets experience rising standards of living due to increased industrialization, they demand more consumer products which can help spur global trade flows.

GT Global believes that we increasingly live in a world without boundaries in terms of trade, competition and investment opportunities. Therefore, GT Global believes it's becoming more relevant to look at investing in terms of industrial groupings, or themes, as an alternative to the traditional, primary focus on regions. GT Global believes such themes make movement possible between stages in the virtuous cycle of economic progress.

                  Statement of Additional Information Page 34

                         GT GLOBAL GROWTH & INCOME FUND

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS

    MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

                  Statement of Additional Information Page 35

                         GT GLOBAL GROWTH & INCOME FUND

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

    STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA   --  An  obligation  rated  "AA"  differs  from  the  highest  rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

        BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB"
    indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

        C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative

                  Statement of Additional Information Page 36

                         GT GLOBAL GROWTH & INCOME FUND
capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated
Prime-2 have a strong ability for repayment of senior short-term debt obligations, This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1,2 and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

The Fund may invest only in high quality commercial paper, i.e. commercial paper rated Prime-1 by Moody's, A-1 by S&P, or, if unrated, judged by the Manager to be of comparable quality.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


The audited financial statements of the Fund as of October 31, 1997, and for the fiscal year then ended, appear on the following pages.


                  Statement of Additional Information Page 37

                         GT GLOBAL GROWTH & INCOME FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Growth & Income Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Growth & Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Growth & Income Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                         GT GLOBAL GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (28.4%)
  Schweizerischer Bankverein (Swiss Bank Corp.) ..........   SWTZ              74,750   $ 20,102,411         2.7
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ...............   UK             2,081,400     19,951,696         2.6
    INSURANCE - MULTI-LINE
  CS Holding AG - Registered .............................   SWTZ             108,300     15,258,696         2.0
    BANKS-MONEY CENTER
  AEGON N.V. .............................................   NETH             187,875     14,809,312         2.0
    INSURANCE-LIFE
  First Tennessee National Corp. .........................   US               245,400     14,141,175         1.9
    BANKS-REGIONAL
  Union Bank of Switzerland - Bearer .....................   SWTZ              11,752     13,531,589         1.8
    BANKS-MONEY CENTER
  ABN AMRO Holding N.V. ..................................   NETH             667,296     13,442,181         1.8
    BANKS-MONEY CENTER
  ING Groep N.V. .........................................   NETH             264,262     11,096,009         1.5
    OTHER FINANCIAL
  Deutsche Bank AG .......................................   GER              134,150      8,774,787         1.2
    BANKS-MONEY CENTER
  American General Corp. .................................   US               170,000      8,670,000         1.1
    INSURANCE-LIFE
  IKB Deutsche Industriebank AG ..........................   GER              394,000      8,339,229         1.1
    BANKS-REGIONAL
  General Accident PLC ...................................   UK               400,000      6,806,441         0.9
    INSURANCE - PROPERTY-CASUALTY
  National Westminster Bank PLC ..........................   UK               471,800      6,781,828         0.9
    BANKS-MONEY CENTER
  Fortis Amev N.V. .......................................   NETH             164,542      6,468,086         0.9
    OTHER FINANCIAL
  Lloyds TSB Group PLC ...................................   UK               513,428      6,415,697         0.8
    BANKS-REGIONAL
  Commonwealth Bank of Australia .........................   AUSL             546,000      6,275,641         0.8
    BANKS-SUPER REGIONAL
  Generale de Banque S.A.: ...............................   BEL                   --             --         0.8
    BANKS-MONEY CENTER
    Common ...............................................   --                14,762      6,038,244          --
    Strip VVPR-/- ........................................   --                 1,342            567          --
  Kredietbank N.V. .......................................   BEL               12,980      5,446,409         0.7
    BANKS-REGIONAL
  Commercial Union PLC ...................................   UK               361,550      5,093,962         0.7
    INSURANCE - MULTI-LINE
  Mercury Asset Management Group PLC .....................   UK               196,698      4,272,457         0.6
    INVESTMENT MANAGEMENT
  M & G Group PLC ........................................   UK               155,000      3,139,257         0.4
    INVESTMENT MANAGEMENT
  General Property Trust .................................   AUSL           1,500,000      2,688,928         0.4
    REAL ESTATE
  Reinsurance Australia Corporation Ltd. .................   AUSL             880,000      2,276,555         0.3
    INSURANCE - MULTI-LINE
  Infrastructure Trust of Australia Group ................   AUSL           2,830,000      2,188,401         0.3
    OTHER FINANCIAL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Finance (Continued)
  National Australia Bank Ltd. ...........................   AUSL             125,000   $  1,709,139         0.2
    BANKS-REGIONAL
  Realty Development Corp., Ltd. "A" .....................   HK                 5,000         14,230          --
    REAL ESTATE
                                                                                        ------------
                                                                                         213,732,927
                                                                                        ------------
Energy (14.2%)
  Royal Dutch Petroleum Co. ..............................   NETH             371,840     19,674,378         2.6
    OIL
  Elektrowatt "B" AG .....................................   SWTZ              49,068     18,821,083         2.5
    ELECTRICAL & GAS UTILITIES
  Exxon Corp. ............................................   US               182,600     11,218,488         1.5
    OIL
  Mobil Corp. ............................................   US               127,600      9,290,875         1.2
    OIL
  Shell Transport & Trading Co., PLC .....................   UK             1,121,700      7,953,685         1.1
    OIL
  Electrabel S.A. ........................................   BEL               34,760      7,801,667         1.0
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine ..........................................   FR                52,475      6,498,283         0.9
    OIL
  RWE AG .................................................   GER              134,620      5,839,128         0.8
    ELECTRICAL & GAS UTILITIES
  PG&E Corp. .............................................   US               220,000      5,623,750         0.7
    ELECTRICAL & GAS UTILITIES
  Reunies Electrobel & Tractebel S.A. ....................   BEL               57,935      4,935,325         0.7
    ELECTRICAL & GAS UTILITIES
  Groupe Bruxelles Lambert S.A. ..........................   BEL               31,025      4,805,337         0.6
    OIL
  Santos Ltd. ............................................   AUSL             907,472      4,172,138         0.6
    OIL
                                                                                        ------------
                                                                                         106,634,137
                                                                                        ------------
Consumer Non-Durables (7.8%)
  Avon Products, Inc. ....................................   US               182,000     11,921,000         1.6
    PERSONAL CARE/COSMETICS
  Universal Corp. ........................................   US               280,500     10,501,219         1.4
    TOBACCO
  Philip Morris Cos., Inc. ...............................   US               255,000     10,104,375         1.3
    TOBACCO
  Guinness PLC ...........................................   UK               871,500      7,791,169         1.0
    BEVERAGES - ALCOHOLIC
  Pernod Ricard ..........................................   FR               158,720      7,358,318         1.0
    BEVERAGES - ALCOHOLIC
  Cadbury Schweppes PLC ..................................   UK               670,000      6,742,704         0.9
    BEVERAGES - NON-ALCOHOLIC
  Brown-Forman Corp. "B" .................................   US                93,600      4,603,950         0.6
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          59,022,735
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Services (7.7%)
  Telecom Corporation of New Zealand Limited: ............   NZ                    --             --         1.9
    TELEPHONE NETWORKS
    Common ...............................................   --             2,614,200   $ 12,660,904          --
    ADR{\/} ..............................................   --                38,000      1,479,625          --
  McGraw-Hill, Inc. ......................................   US               162,000     10,590,750         1.4
    BROADCASTING & PUBLISHING
  Woolworths Ltd. ........................................   AUSL           2,100,000      6,776,098         0.9
    RETAILERS-OTHER
  PMP Communications Ltd. ................................   AUSL           2,656,500      5,509,086         0.7
    BROADCASTING & PUBLISHING
  Qantas Airways Ltd. ....................................   AUSL           2,890,000      5,180,668         0.7
    TRANSPORTATION - AIRLINES
  Royal PTT Nederland N.V. ...............................   NETH             112,735      4,309,602         0.6
    TELEPHONE NETWORKS
  Cognizant Corp. ........................................   US               109,800      4,302,788         0.6
    CONSUMER SERVICES
  Dun & Bradstreet Corp. .................................   US               109,800      3,136,163         0.4
    BROADCASTING & PUBLISHING
  EMI Group PLC ..........................................   UK               381,600      3,088,259         0.4
    LEISURE & TOURISM
  ACNielsen Corp.-/- .....................................   US                36,600        837,218         0.1
    CONSUMER SERVICES
                                                                                        ------------
                                                                                          57,871,161
                                                                                        ------------
Materials/Basic Industry (4.7%)
  Akzo Nobel N.V. ........................................   NETH              58,950     10,389,900         1.4
    CHEMICALS
  BASF AG ................................................   GER              234,000      7,937,953         1.1
    CHEMICALS
  Solvay S.A. "A" ........................................   BEL              117,540      7,083,515         0.9
    CHEMICALS
  Monsanto Co. ...........................................   US               160,500      6,861,375         0.9
    CHEMICALS
  Aberfoyle Ltd. .........................................   AUSL           1,160,000      2,324,077         0.3
    METALS - NON-FERROUS
  Solutia, Inc. ..........................................   US                32,100        710,213         0.1
    CHEMICALS
                                                                                        ------------
                                                                                          35,307,033
                                                                                        ------------
Health Care (4.4%)
  Bristol Myers Squibb Co. ...............................   US               277,400     24,341,850         3.2
    PHARMACEUTICALS
  Bayer AG ...............................................   GER              258,600      9,072,369         1.2
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          33,414,219
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                          COUNTRY        SHARES         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Capital Goods (2.7%)
  General Electric PLC ...................................   UK             1,473,000   $  9,406,990         1.2
    AEROSPACE/DEFENSE
  Lockheed Martin Corp. ..................................   US                69,545      6,611,122         0.9
    AEROSPACE/DEFENSE
  BICC PLC ...............................................   UK             1,559,172      4,354,279         0.6
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                          20,372,391
                                                                                        ------------
Consumer Durables (1.4%)
  GKN PLC ................................................   UK               460,400     10,324,636         1.4
                                                                                        ------------
    AUTO PARTS
Multi-Industry/Miscellaneous (1.3%)
  VEBA AG ................................................   GER              170,200      9,484,616         1.3
    CONGLOMERATE
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $338,444,171) .............                               546,163,855        72.6
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (20.6%)
  Australia (0.7%)
    Australian Government, 8.75% due 8/15/08 .............   AUD            5,774,000      4,934,994         0.7
  Canada (1.2%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD           10,620,000      9,179,080         1.2
  Denmark (0.7%)
    Kingdom of Denmark, 7% due 11/15/07 ..................   DKK           31,100,000      5,034,931         0.7
  Germany (3.8%)
    Deutschland Republic:
      6.75% due 4/22/03 ..................................   DEM           23,000,000     14,318,817         1.9
      6.25% due 1/4/24 ...................................   DEM            4,300,000      2,508,188         0.3
    Treuhandanstalt:
      6.625% due 7/9/03 ..................................   DEM           12,060,000      7,473,074         1.0
      6.375% due 7/1/99 ..................................   DEM            7,000,000      4,192,288         0.6
  Italy (1.8%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      6% due 2/15/00 .....................................   ITL       18,365,000,000     10,984,835         1.5
      10.5% due 9/01/05 ..................................   ITL        2,725,000,000      2,039,827         0.3
  New Zealand (0.4%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD            4,440,000      2,955,320         0.4
  Sweden (0.6%)
    Swedish Government, 8% due 8/15/07 ...................   SEK           30,000,000      4,469,072         0.6
  United Kingdom (4.0%)
    United Kingdom Treasury:
      8% due 6/10/03 .....................................   GBP           14,000,000     24,942,355         3.3
      7.5% due 12/7/06 ...................................   GBP            3,116,000      5,556,353         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F5

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  United States (7.4%)
    United States Treasury Bonds:
      6% due 2/15/26 .....................................   USD           24,060,000   $ 23,404,459         3.1
      6.25% due 8/15/23 ..................................   USD            9,075,000      9,101,587         1.2
    United States Treasury Notes:
      7.5% due 2/15/05 ...................................   USD           15,460,000     16,928,096         2.2
      6.5% due 8/15/05 ...................................   USD            2,580,000      2,676,397         0.3
    Federal National Mortgage Association, 6.375% due
     8/15/07 .............................................   AUD            5,940,000      4,241,014         0.6
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $151,129,623) ...........................................                               154,940,687
                                                                                        ------------
Corporate Bonds (5.5%)
  Germany (2.5%)
    Siemens Capital Corp., 8% due 6/24/02+/+ .............   USD            4,710,000      7,985,805         1.1
    Commerzbank AG, Convertible Bond, 9.45% due
     12/31/00+ ...........................................   DEM            4,173,000      6,630,339         0.9
    Deutsche Bank AG, 9.00% due 12/31/02+/+ ..............   DEM            5,625,000      3,892,976         0.5
  United Kingdom (3.0%)
    Daily Mail & General Trust, Convertible Bond, 5.75%
     due 9/26/03 .........................................   GBP            3,405,000      7,795,748         1.0
    Land Securities PLC, Convertible Bond, 9.375% due
     7/31/04 .............................................   GBP            3,485,000      7,679,334         1.0
    MBNA Chester Asset Receivable #3, 6.6% due
     11/17/03+ ...........................................   GBP            4,500,000      7,568,182         1.0
                                                                                        ------------
Total Corporate Bonds (cost $33,669,644) .................                                41,552,384
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $184,799,267) .......                               196,493,071        26.1
                                                                                        ------------       -----


                                                                           NO. OF          VALUE         % OF NET
WARRANTS                                                    COUNTRY       WARRANTS        (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Societe Generale Banque put warrants due 11/15/99
   Tractebel (cost $0) ...................................   BEL               11,587         84,839          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                           NO. OF          VALUE         % OF NET
RIGHTS                                                      COUNTRY        RIGHTS         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Infrastructure Trust of Australia Group Rights, expire
   12/1/97 (cost $0) .....................................   AUSL             943,333          6,632          --
                                                                                        ------------       -----
    OTHER FINANCIAL

    The accompanying notes are an integral part of the financial statements.

                                       F6

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57%, collateralized by $1,935,000 U.S. Treasury
   Bonds, 8.875% due 8/15/17 (market value of collateral
   is $2,538,597, including accrued interest). (cost
   $2,485,384) ...........................................                              $  2,485,383         0.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $525,728,822)  * .................                               745,233,780        99.0
Other Assets and Liabilities .............................                                 7,244,043         1.0
                                                                                        ------------       -----

NET ASSETS ...............................................                              $752,477,823       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $527,143,379 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 232,777,964
                 Unrealized depreciation:           (14,687,563)
                                                  -------------
                 Net unrealized appreciation:     $ 218,090,401
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F7

                         GT GLOBAL GROWTH & INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    5.2         0.7                       5.9
Belgium (BEL/BEF) ....................    4.7                                   4.7
Canada (CAN/CAD) .....................                1.2                       1.2
Denmark (DEN/DKK) ....................                0.7                       0.7
France (FR/FRF) ......................    1.9                                   1.9
Germany (GER/DEM) ....................    6.7         6.3                      13.0
Italy (ITLY/ITL) .....................                1.8                       1.8
Netherlands (NETH/NLG) ...............   10.8                                  10.8
New Zealand (NZ/NZD) .................    1.9         0.4                       2.3
Sweden (SWDN/SEK) ....................                0.6                       0.6
Switzerland (SWTZ/CHF) ...............    9.0                                   9.0
United Kingdom (UK/GBP) ..............   13.5         7.0                      20.5
United States & Other (US/USD) .......   18.9         7.4            1.3       27.6
                                        ------      -----            ---      -----
Total  ...............................   72.6        26.1            1.3      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $752,477,823.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                          MARKET VALUE                        UNREALIZED
                                             (U.S.       CONTRACT  DELIVERY  APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)      PRICE      DATE    (DEPRECIATION)
----------------------------------------  ------------   --------  --------  -------------
Deutsche Marks..........................    26,803,508    1.80000  11/21/97   $(1,136,841)
French Francs...........................     2,481,413    6.14000  11/21/97      (152,423)
French Francs...........................     1,238,580    5.72800  02/06/98           945
Netherland Guilders.....................    10,870,680    2.08800  11/14/97      (765,316)
Swiss Francs............................    12,639,800    1.44000  12/19/97      (417,578)
                                          ------------                       -------------
  Total Contracts to Sell (Receivable
   amount $51,562,768)..................    54,033,981                         (2,471,213)
                                          ------------                       -------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 7.18%.
  Total Open Forward Foreign Currency
   Contracts............................                                      $(2,471,213)
                                                                             -------------
                                                                             -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                         GT GLOBAL GROWTH & INCOME FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $525,728,822) (Note 1).............................  $745,233,780
  U.S. currency.....................................................................  $     710
  Foreign currencies (cost $66,141).................................................     65,897       66,607
                                                                                      ---------
  Receivable for Fund shares sold..............................................................    6,808,910
  Interest and interest withholding tax reclaims receivable....................................    4,291,268
  Dividends and dividend withholding tax reclaims receivable...................................    1,596,979
                                                                                                 -----------
    Total assets...............................................................................  757,997,544
                                                                                                 -----------
Liabilities:
  Payable for open forward foreign currency contracts (Note 1).................................    2,471,213
  Payable for Fund shares repurchased (Note 2).................................................    1,507,330
  Payable for investment management and administration fees (Note 2)...........................      631,265
  Payable for service and distribution expenses (Note 2).......................................      484,947
  Payable for printing and postage expenses....................................................      124,328
  Payable for forward foreign currency contracts -- closed (Note 1)............................       97,836
  Payable for transfer agent fees (Note 2).....................................................       94,599
  Payable for custodian fees (Note 1)..........................................................       37,200
  Payable for professional fees................................................................       33,142
  Payable for fund accounting fees (Note 2)....................................................       16,751
  Payable for registration and filing fees.....................................................        9,540
  Payable for Directors' fees and expenses (Note 2)............................................        7,754
  Other accrued expenses.......................................................................        3,816
                                                                                                 -----------
    Total liabilities..........................................................................    5,519,721
                                                                                                 -----------
Net assets.....................................................................................  $752,477,823
                                                                                                 -----------
                                                                                                 -----------
Class A:
Net asset value and redemption price per share ($292,527,640 DIVIDED BY 35,620,970 shares
 outstanding)..................................................................................  $      8.21
                                                                                                 -----------
                                                                                                 -----------
Maximum offering price per share (100/95.25 of $8.21) *........................................  $      8.62
                                                                                                 -----------
                                                                                                 -----------
Class B:+
Net asset value and offering price per share ($456,893,047 DIVIDED BY 55,651,933 shares
 outstanding)..................................................................................  $      8.21
                                                                                                 -----------
                                                                                                 -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($3,057,136 DIVIDED
 BY 372,705 shares outstanding)................................................................  $      8.20
                                                                                                 -----------
                                                                                                 -----------
Net assets consist of:
  Paid in capital (Note 4).....................................................................  $521,143,879
  Accumulated net realized gain on investments and foreign currency transactions...............   14,233,867
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies...   (2,404,881)
  Net unrealized appreciation of investments...................................................  219,504,958
                                                                                                 -----------
Total -- representing net assets applicable to capital shares outstanding......................  $752,477,823
                                                                                                 -----------
                                                                                                 -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                         GT GLOBAL GROWTH & INCOME FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,854,546)............................  $16,116,249
  Interest income (net of foreign withholding tax of $3,879)................................   14,091,494
  Other income..............................................................................       43,134
                                                                                              -----------
    Total investment income.................................................................   30,250,877
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    6,900,695
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $  994,519
    Class B.....................................................................   4,233,024    5,227,543
                                                                                  ----------
  Transfer agent fees (Note 2)..............................................................    1,258,598
  Custodian fees (Note 1)...................................................................      472,449
  Printing and postage expenses.............................................................      230,825
  Fund accounting fees (Note 2).............................................................      183,323
  Registration and filing fees..............................................................       70,955
  Audit fees................................................................................       54,630
  Legal fees................................................................................       25,414
  Directors' fees and expenses (Note 2).....................................................       14,779
  Other expenses (Note 1)...................................................................       30,664
                                                                                              -----------
    Total expenses before reductions........................................................   14,469,875
                                                                                              -----------
      Expense reductions (Notes 1 & 5)......................................................   (1,009,844)
                                                                                              -----------
    Total net expenses......................................................................   13,460,031
                                                                                              -----------
Net investment income.......................................................................   16,790,846
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments..............................................  11,255,273
  Net realized gain on foreign currency transactions............................  12,750,255
                                                                                  ----------
    Net realized gain during the year.......................................................   24,005,528
  Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies........................................................  (4,059,448)
  Net change in unrealized appreciation of investments..........................  84,674,909
                                                                                  ----------
    Net unrealized appreciation during the year.............................................   80,615,461
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................  104,620,989
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $121,411,835
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                         GT GLOBAL GROWTH & INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED    YEAR ENDED
                                                                               OCTOBER 31,   OCTOBER 31,
                                                                                   1997          1996
                                                                               ------------  ------------
Increase in net assets
Operations:
  Net investment income......................................................  $ 16,790,846  $ 18,175,444
  Net realized gain on investments and foreign currency transactions.........    24,005,528    15,732,409
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies..............................    (4,059,448)    1,957,055
  Net change in unrealized appreciation of investments.......................    84,674,909    62,236,320
                                                                               ------------  ------------
    Net increase in net assets resulting from operations.....................   121,411,835    98,101,228
                                                                               ------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (7,733,156)   (9,963,848)
  From net realized gain on investments......................................      (757,327)   (1,766,763)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (9,266,887)  (10,894,963)
  From net realized gain on investments......................................      (907,529)   (2,225,842)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................................................      (125,777)      (65,132)
  From net realized gain on investments......................................       (12,318)       (5,890)
                                                                               ------------  ------------
    Total distributions......................................................   (18,802,994)  (24,922,438)
                                                                               ------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested...........................   426,976,337   237,835,679
  Decrease from capital shares repurchased...................................  (450,361,754) (279,569,655)
                                                                               ------------  ------------
    Net decrease from capital share transactions.............................   (23,385,417)  (41,733,976)
                                                                               ------------  ------------
Total increase in net assets.................................................    79,223,424    31,444,814
Net assets:
  Beginning of year..........................................................   673,254,399   641,809,585
                                                                               ------------  ------------
  End of year................................................................  $752,477,823* $673,254,399*
                                                                               ------------  ------------
                                                                               ------------  ------------
 * Includes undistributed net investment income of...........................  $         --  $    755,291
                                                                               ------------  ------------
                                                                               ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                         GT GLOBAL GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)      1996        1995        1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    7.11   $    6.35   $    6.21   $    6.29   $    5.28
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.21        0.22        0.24        0.22        0.24*
  Net realized and unrealized gain
   (loss) on investments................       1.12        0.82        0.13       (0.03)       1.05
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       1.33        1.04        0.37        0.19        1.29
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.21)      (0.24)      (0.22)      (0.21)      (0.24)
  From net realized gain on
   investments..........................      (0.02)      (0.04)      (0.01)      (0.06)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.04)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.23)      (0.28)      (0.23)      (0.27)      (0.28)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      19.01%      16.80%       6.27%       3.14%       25.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 292,528   $ 286,203   $ 284,069   $ 317,847   $ 251,428
Ratio of net investment income to
 average net assets.....................       2.74%       3.17%       3.85%       3.30%        3.3%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.50%       1.59%       1.70%       1.67%        1.8%*
  Without expense reductions............       1.64%       1.66%       1.74%        N/A         N/A
Portfolio turnover rate++...............         50%         39%         83%        117%         24%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0151   $  0.0139         N/A         N/A         N/A

----------------

  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 for the year ended October 31, 1993. Without such reimbursement, the expense ratio would have been 1.9% and the ratio of net investment income to average net assets would have been 3.2%.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                         GT GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)      1996        1995        1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    7.11   $    6.35   $    6.21   $    6.29   $    5.28
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.16        0.17        0.20        0.18        0.20
  Net realized and unrealized gain
   (loss) on investments................       1.13        0.82        0.13       (0.03)       1.05
                                          ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................       1.29        0.99        0.33        0.15        1.25
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.17)      (0.20)      (0.18)      (0.17)      (0.20)
  From net realized gain on
   investments..........................      (0.02)      (0.03)      (0.01)      (0.06)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.04)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.19)      (0.23)      (0.19)      (0.23)      (0.24)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.21   $    7.11   $    6.35   $    6.21   $    6.29
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      18.28%      16.06%       5.57%       2.48%       24.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 456,893   $ 383,966   $ 356,796   $ 359,242   $ 150,768
Ratio of net investment income to
 average net assets.....................       2.09%       2.52%       3.20%       2.65%        2.6%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.15%       2.24%       2.35%       2.32%        2.5%
  Without expense reductions............       2.29%       2.31%       2.39%        N/A         N/A
Portfolio turnover rate++...............         50%         39%         83%        117%         24%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0151   $  0.0139         N/A         N/A         N/A

                                                       ADVISOR CLASS+
                                          ----------------------------------------
                                             YEAR                    JUNE 1, 1995
                                             ENDED      YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                           1997 (D)        1996          1995
                                          -----------   -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $  7.10       $    6.35     $    6.24
                                          -----------   -----------  -------------
Income from investment operations:
  Net investment income.................      0.23            0.23          0.11
  Net realized and unrealized gain
   (loss) on investments................      1.13            0.82          0.13
                                          -----------   -----------  -------------
    Net increase from investment
     operations.........................      1.36            1.05          0.24
                                          -----------   -----------  -------------
Distributions to shareholders:
  From net investment income............     (0.24)          (0.26)        (0.13)
  From net realized gain on
   investments..........................     (0.02)          (0.04)           --
  From sources other than net investment
   income...............................        --              --            --
                                          -----------   -----------  -------------
    Total distributions.................     (0.26)          (0.30)        (0.13)
                                          -----------   -----------  -------------
Net asset value, end of period..........   $  8.20       $    7.10     $    6.35
                                          -----------   -----------  -------------
                                          -----------   -----------  -------------
Total investment return (c).............     19.23%          17.19%         3.83%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 3,057       $   3,085     $     944
Ratio of net investment income to
 average net assets.....................      3.09%           3.52%         4.20%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      1.15%           1.24%         1.35%(a)
  Without expense reductions............      1.29%           1.31%         1.39%(a)
Portfolio turnover rate++...............        50%             39%           83%
Average commission rate per share paid
 on portfolio transactions++............   $0.0151       $  0.0139           N/A

----------------

  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the class of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 for the year ended October 31, 1993. Without such reimbursement, the expense ratio would have been 1.9% and the ratio of net investment income to average net assets would have been 3.2%.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                         GT GLOBAL GROWTH & INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Growth & Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by, Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Fund deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                                      F14

                         GT GLOBAL GROWTH & INCOME FUND

fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $51,986,675 were on loan to brokers. The loans were secured by cash collateral of $54,846,747. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1997, the Fund

                                      F15

                         GT GLOBAL GROWTH & INCOME FUND

received $976,164 of income from securities lending which was used to offset the Fund's custody and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investment of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had no loan outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $2,560,909, with a weighted average interest rate of 6.41%. Interest expense for the Fund for the year ended October 31, 1997 was $5,014, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc., is the Funds' investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global , Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1997, GT Global retained $52,850 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $32 for the year ended October 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1997 GT Global collected CDSCs in the amount of $1,199,605. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

                                      F16

                         GT GLOBAL GROWTH & INCOME FUND

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/ or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments and U.S. government obligations, aggregated $322,737,917 and $326,736,141, respectively. Purchases and sales of U.S. government obligations were $32,891,598 and $17,886,577, respectively, for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F17

                         GT GLOBAL GROWTH & INCOME FUND

                           CAPITAL SHARE TRANSACTIONS


                                                                        YEAR ENDED                 YEAR ENDED
                                                                     OCTOBER 31, 1997           OCTOBER 31, 1996
                                                                 -------------------------  -------------------------
CLASS A                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold....................................................   37,585,791  $289,617,397   21,196,018  $143,350,526
Shares issued in connection with reinvestment of
  distributions................................................      935,467     7,161,559    1,500,319     9,894,388
                                                                 -----------  ------------  -----------  ------------
                                                                  38,521,258   296,778,956   22,696,337   153,244,914
Shares repurchased.............................................  (43,156,190) (332,338,391) (27,157,086) (182,477,096)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................   (4,634,932) $(35,559,435)  (4,460,749) $(29,232,182)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     OCTOBER 31, 1997           OCTOBER 31, 1996
                                                                 -------------------------  -------------------------
CLASS B                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold....................................................   12,634,686  $ 97,336,518    9,561,545  $ 63,970,280
Shares issued in connection with reinvestment of
  distributions................................................    1,087,287     8,343,350    1,656,409    10,934,244
                                                                 -----------  ------------  -----------  ------------
                                                                  13,721,973   105,679,868   11,217,954    74,904,524
Shares repurchased.............................................  (12,063,889)  (93,059,122) (13,373,837)  (89,395,191)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................    1,658,084  $ 12,620,746   (2,155,883) $(14,490,667)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     OCTOBER 31, 1997           OCTOBER 31, 1996
                                                                 -------------------------  -------------------------
ADVISOR CLASS                                                      SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold....................................................    3,177,501  $ 24,442,634    1,416,928  $  9,616,882
Shares issued in connection with reinvestment of
  distributions................................................        9,792        74,879       10,469        69,359
                                                                 -----------  ------------  -----------  ------------
                                                                   3,187,293    24,517,513    1,427,397     9,686,241
Shares repurchased.............................................   (3,248,879)  (24,964,241)  (1,141,817)   (7,697,368)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................      (61,586) $   (446,728)     285,580  $  1,988,873
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the period ended October 31, 1997, the Fund's expenses were reduced by $33,680 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,489,466 as a capital gain dividend for the fiscal year ended October 31, 1997.

Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 76% of the ordinary income dividends paid (including short-term capital gain distributions, if any) as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 1997.

                                      F18

                         GT GLOBAL GROWTH & INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL GROWTH & INCOME FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY GT GLOBAL FUND, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS
GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS
GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS
GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.
GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUNDS
GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS
GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND
GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL GROWTH & INCOME FUND, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                   GROSX703   MC